Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer Pursuant to 18 U.S.C. Section

1350 as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jay Bhatt, Chief Executive Officer and Chief Financial Officer of Agile Growth Corp. (the “Company”), hereby certify, that, to my knowledge:

1)the Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2022

/s/ Jay Bhatt
Jay Bhatt
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)